UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 13, 2006
VALLEY NATIONAL GASES INCORPORATED
(Exact name of registrant as specified in its charter)

Pennsylvania	000-29226	23-2888240
(State or other jurisdiction or incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 West Beau Street, Suite 200 Washington, Pennsylvania		15301
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (724) 228-3000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into A Material Definitive Agreement
Valley National Gases Incorporated (the “Company”) has entered into an Agreement and Plan of Merger, dated as of November 13, 2006 (the “Merger Agreement”), with VNG Acquisition LLC, a Delaware limited liability company (the “Buyer”), and VNG Acquisition Inc., a Pennsylvania corporation and wholly owned subsidiary of the Buyer (the “Transitory Subsidiary”), pursuant to which the Transitory Subsidiary will be merged with and into the Company, with the Company continuing after the merger as the surviving corporation and a wholly owned subsidiary of the Buyer (the “Merger”). The Buyer and the Transitory Subsidiary are entities affiliated with Caxton-Iseman Capital, Inc., a New York-based private investment firm.
Pursuant to the Merger Agreement, at the effective time of the Merger, (i) each issued and outstanding share of common stock, par value $0.001 per share, of the Company, other than shares owned by the Buyer or any subsidiary of the Company or the Buyer, shares owned by any shareholders who are entitled to and who properly exercise appraisal rights under Pennsylvania law, and shares owned by Gary E. West and certain shareholders controlled by Mr. West (the “West Shareholders”) shall be cancelled and shall be converted automatically into the right to receive $27.00 in cash, without interest, and (ii) each issued and outstanding share of common stock, par value $0.001 per share, of the Company owned by the West Shareholders shall be cancelled and shall be converted automatically into the right to receive $24.52 in cash, without interest.
The Company has made customary representations and warranties and covenants in the Merger Agreement.
The Merger Agreement has been approved by the Company’s board of directors. The Merger is conditioned on, among other things, the approval and adoption of the Merger Agreement by the Company’s shareholders, the termination or expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, the execution and delivery of an escrow agreement among Gary West, the Buyer and a mutually agreeable escrow agent, and the closing of debt financing arrangements set forth in a commitment letter obtained by the Buyer for the transactions contemplated by the Merger Agreement, which are subject to customary conditions. The Company has recommended that its shareholders approve and adopt the Merger Agreement. Gary West, who beneficially owns approximately 72% of the Company’s outstanding shares, has agreed to vote his shares in favor of the approval and adoption of the Merger Agreement and the Merger. The Merger Agreement contains certain termination rights and provides that, upon the termination of the Merger Agreement under certain circumstances, the Company would be required to pay the Buyer a termination fee of $9 million.
Other than the Merger Agreement, there is no material relationship between the Company and either of the Buyer or the Transitory Subsidiary.
The foregoing description of the Merger is not complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.
Important Additional Information Will be Filed with the SEC
The Company plans to file with the SEC and mail to its shareholders a Proxy Statement in connection with the Merger. The Proxy Statement will contain important information about the Company, the Merger and related matters. Investors and security holders are urged to read the Proxy Statement carefully when it is available. Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by the Company through the web site maintained by the SEC at www.sec.gov.
In addition, investors and security holders will be able to obtain free copies of the Proxy Statement from the Company by contacting James P. Hart, President and Chief Financial Officer, Valley National Gases Incorporated, 200 West Beau Street, Suite 200, Washington, Pennsylvania 15301, telephone: (724) 228-3000.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
Statements in this document regarding the proposed merger transaction, the expected effects, timing and completion of the proposed transaction and any other statements about Valley National Gases’ future expectations, beliefs, goals, plans or prospects constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the failure of the Buyer to consummate the necessary debt financing arrangements set forth in a commitment letter received by the Buyer or the failure to satisfy other conditions to the closing of the proposed transaction, and the ability to recognize the benefits of the transaction. Other important factors known to Valley National that could cause such material differences are identified and discussed from time to time in Valley National’s filings with the Securities and Exchange Commission, including Valley National’s ability to evaluate, negotiate, complete and integrate acquisitions, finance and manage future growth, maintain supply and customer relationships, retain key employees and comply with financial covenants in its credit facility; the prices and markets for gases, including propane; economic factors such as the level of economic activity nationally and in the regions Valley National serves and political and economic conditions generally; the continued execution of operating improvements; competition; and the outcome of litigation relating to product liability, employment law and other claims. In addition, any forward-looking statements represent Valley National’s estimates only as of today and should not be relied upon as representing Valley National’s estimates as of any subsequent date. Valley National disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this Current Report on Form 8-K.
Item 8.01. Other Events
On November 14, 2006, the Company issued a press release announcing the execution of the Merger Agreement, a copy of which is furnished as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Exhibit Description

2.1	Agreement and Plan of Merger, dated as of November 13, 2006, among Valley National Gases Incorporated, VNG Acquisition LLC and VNG Acquisition Inc.

99.1	Press Release dated November 14, 2006

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 14, 2006

VALLEY NATIONAL GASES INCORPORATED

/s/ James P. Hart

James P. Hart, President